EXHIBIT 32 (a)
Credit Acceptance Corporation
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on form 10-Q of Credit Acceptance Corporation (the “Company”) for the quarterly period ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brett A. Roberts, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2008	/s/ Brett A. Roberts
Brett A. Roberts
Chief Executive Officer (Principal Executive Officer)

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